UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2024

Commission File Number: 001-41430

Pagaya Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	98-1704718
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

90 Park Ave, 20th Floor
New York, New York	10016
(Address of principal executive offices)	(Zip Code)
(646) 710-7714
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, no par value	PGY	The NASDAQ Stock Market LLC
Warrants to purchase Class A Ordinary Shares	PGYWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2024, Pagaya Technologies Ltd. (the “Company”) held its Annual General Meeting of Shareholders at which the Company’s shareholders approved amendments to the Company’s Articles of Association (the “Third Amended and Restated Articles of Association”) to: (1) declassify our board of directors over time; (2) amend the provision governing the employment of certain executive officers; and (3) adjust the ownership threshold to be maintained by our founders to avoid the automatic conversion of our Class B Ordinary Shares to Class A Ordinary Shares.

This summary of the Third Amended and Restated Articles of Association is qualified in its entirety by reference to the Third Amended and Restated Articles of Association, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein. A more complete description of the foregoing amendment is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 25, 2024.

5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual General Meeting of Shareholders on December 11, 2024. Below are the final voting results. For more information on the following proposals, see the Company’s proxy statement dated October 25, 2024, the relevant portions of which are incorporated herein by reference.

(1)APPROVAL OF THE PHASED-IN DECLASSIFICATION OF OUR BOARD OF DIRECTORS

FOR	157,217,375
AGAINST	46,436
ABSTAIN	14,392
BROKER NON-VOTES	11,214,262

(2)ELECTION OF CLASS II DIRECTORS

Director	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Avi Zeevi	150,882,863	6,381,813	13,527	11,214,262
Dan Petrozzo	157,149,762	115,811	12,630	11,214,262
Tami Rosen	156,778,608	494,000	5,595	11,214,262

(3)RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR	168,287,354
AGAINST	119,343
ABSTAIN	85,768

(4)APPROVAL OF THE FRAMEWORK FOR THE 2024 BONUSES FOR OUR EXECUTIVE OFFICERS WHO ARE ALSO DIRECTORS

(a)Chief Executive Officer

FOR	109,693,847
AGAINST	1,122,989
ABSTAIN	46,551
BROKER NON-VOTES	11,214,262

(b)Additional Management Directors

FOR	74,649,124
AGAINST	1,122,989
ABSTAIN	46,551
BROKER NON-VOTES	11,214,262

(5)APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

FOR	156,753,481
AGAINST	471,654
ABSTAIN	53,068
BROKER NON-VOTES	11,214,262

(6)VOTE, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

1 Year	2 Years	3 Years	Abstain
157,182,731	23,644	17,399	54,429

(7)APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF ASSOCIATION GOVERNING THE EMPLOYMENT OF CERTAIN EXECUTIVES

FOR	110,594,956
AGAINST	234,228
ABSTAIN	34,203
BROKER NON-VOTES	11,214,262

(8)APPROVAL OF AN AMENDMENT TO THE OWNERSHIP THRESHOLD REQUIRED TO BE MAINTAINED BY OUR FOUNDERS TO AVOID THE AUTOMATIC CONVERSION OF OUR CLASS B ORDINARY SHARES TO CLASS A ORDINARY SHARES

FOR	19,388,071
AGAINST	10,066,247
ABSTAIN	32,957
BROKER NON-VOTES	11,214,262

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Articles of Association of Pagaya Technologies Ltd.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAGAYA TECHNOLOGIES LTD.

Date: December 12, 2024	By:	/s/ Eric Watson
	Name:	Eric Watson
	Title:	Chief Legal Officer